EXHIBIT 23.2









            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 18, 2004, in Amendment No. 1 to the Registration Statement (Form SB-2, No. 333-118334) and related Prospectus of AVAX Technologies, Inc. for the registration of 28,010,497 shares of its common stock.



                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
October 8, 2004